UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

15 Park Row West, Suite 302, Providence, RI 02903
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

313 Iron Horse Way, Providence, RI 02908
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

In the fourth quarter of fiscal 2025, United Natural Foods, Inc. (the “Company”) restructured its internal financial reporting and management processes to align with its new product-centered divisions. As a result, the Company plans to update its segment reporting based on how the Chief Operating Decision Maker (“CODM”) manages the business, makes decisions about the allocation of resources and assesses segment performance. The Company’s operations previously reported in Wholesale will now be included in the two separate Natural and Conventional segments, and certain operations previously reported in Other will also be included in the Natural segment. The business will be classified into three reportable segments: Natural, Conventional and Retail. Certain corporate functions and eliminations for intersegment activity will be included in Corporate and Other. The Company continues to take action to help deliver the full benefit of these product-centered divisions to our customers and suppliers.

Beginning September 18, 2025, the Company made available on the Investors section of the Company’s website a supplemental information package recasting its historical segment results for each quarter and year from fiscal 2023 to 2024 and the first three quarters of fiscal 2025 to reflect this new segment reporting structure.

The information included under this Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K is being furnished. As such, the information herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Giorgio Matteo Tarditi
Name:	Giorgio Matteo Tarditi
Title:	President and Chief Financial Officer

Date:    September 18, 2025